POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of NationsBank Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below, hereby makes, constitutes and appoints Paul J. Polking and Charles
M. Berger, and each of them acting individually, its, his and her true and lawful attorneys, with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) a Registration Statement on Form S-3 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), in connection with $10,000,000,000 in aggregate initial offering price of (i) NationsBank Corporation's unsecured debt securities, which may be either senior or subordinated and which may include medium-term notes and debt denominated in foreign currencies, (ii) warrants, which may be debt warrants or universal warrants, (iii) purchase contracts, (iv) units, (v) shares of NationsBank Corporation preferred stock, which may be represented by depositary shares, and
(vi) shares of NationsBank Corporation common stock (the debt securities, warrants, purchase contracts, units, debt securities, preferred stock and common stock hereinafter collectively referred to as the "Securities"), which Securities may be offered separately or together, in separate series and in amounts, at prices and on terms to be determined at the time of sale, all as authorized by the Board of Directors of NationsBank Corporation as of April 22, 1998, and all documents in support thereof or supplemental thereto and any and all amendments, including any and all pre-effective and post-effective amendments, to the foregoing (hereinafter collectively called the "Registration Statement"); and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such securities laws, regulations and requirements as may be applicable; and each of NationsBank Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as NationsBank Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of NationsBank Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its, his or her signature as the same may be signed by said attorneys or attorney, or any of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

         IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand as of the date indicated below.


                                                NATIONSBANK CORPORATION
                                                      (Registrant)

                                              By: /s/ HUGH L. MCCOLL, JR.
                                                  Hugh L. McColl, Jr.
                                                Chief Executive Officer

                                                 Dated: April 22, 1998


                      Signature                                            Title                               Date

            /S/ HUGH L. MCCOLL, JR.                        Chief Executive Officer and Director           April 22, 1998
-----------------------------------------------------------    (Principal Executive Officer)
                (Hugh L. McColl, Jr.)
            /S/ JAMES H. HANCE, JR.                        Vice Chairman, Chief Financial Officer          April 22 1998
----------------------------------------------------------and Director (Principal Financial Officer)
                (James H. Hance, Jr.)






                      Signature                                            Title                               Date
                      ---------                                            -----                               ----

                   /S/ MARC D. OKEN                         Executive Vice President and Chief            April 22, 1998
-------------------------------------------------------  Accounting Officer (Principal Accounting
                   (Marc D. Oken)                                        Officer)


                  /S/ ANDREW B. CRAIG, III                               Director                         April 22, 1998
-------------------------------------------------------
               (Andrew B. Craig, III)


--------------------------------------------------------
                                                                         Director                         April __, 1998
                  (Ray C. Anderson)

                  /S/ RITA BORNSTEIN                                     Director                         April 22, 1998
--------------------------------------------------------
                  (Rita Bornstein)

                  /S/ B.A. BRIDGEWATER, JR.                              Director                         April 22, 1998
---------------------------------------------------------
               (B.A. Bridgewater, Jr.)

                   /S/ THOMAS E. CAPPS                                   Director                         April 22, 1998
--------------------------------------------------------
                  (Thomas E. Capps)

                    /S/ ALVIN R. CARPENTER                               Director                         April 22, 1998
--------------------------------------------------------
                (Alvin R. Carpenter)

                    /S/ CHARLES W. COKER                                 Director                         April 22, 1998
--------------------------------------------------------
                 (Charles W. Coker)

                   /S/ THOMAS G. COUSINS                                 Director                         April 22, 1998
--------------------------------------------------------
                 (Thomas G. Cousins)

                 /S/ ALAN T. DICKSON                                     Director                         April 22, 1998
--------------------------------------------------------
                  (Alan T. Dickson)

                       /S/ PAUL FULTON                                   Director                         April 22, 1998
--------------------------------------------------------
                    (Paul Fulton)

                       /S/ C. RAY HOLMAN                                 Director                         April 22, 1998
--------------------------------------------------------------
                   (C. Ray Holman)

                        /S/ W. W. JOHNSON                                Director                         April 22, 1998
----------------------------------------------------------------
                   (W. W. Johnson)

                      /S/ KENNETH D. LEWIS                               Director                         April 22, 1998
-----------------------------------------------------------
                 (Kenneth D. Lewis)




                      Signature                                            Title                               Date
                      ---------                                            -----                               ----

                  /S/ RUSSELL W. MEYER, JR.                              Director                         April 22, 1998
--------------------------------------------------------
               (Russell W. Meyer, Jr.)

                  /S/ RICHARD B. PRIORY                                  Director                         April 22, 1998
--------------------------------------------------------
                 (Richard B. Priory)

                     /S/ CHARLES E. RICE                           Chairman of the Board                  April 22, 1998
--------------------------------------------------------------
                  (Charles E. Rice)

                       /S/ JOHN C. SLANE                                 Director                         April 22, 1998
-----------------------------------------------------------------
                   (John C. Slane)

                  /S/ O. TEMPLE SLOAN, JR.                               Director                         April 22, 1998
----------------------------------------------------------
               (O. Temple Sloan, Jr.)

                   /S/ MEREDITH R. SPANGLER                              Director                         April 22, 1998
--------------------------------------------------------
               (Meredith R. Spangler)

                     /S/ ALBERT E. SUTER                                 Director                         April 22, 1998
--------------------------------------------------------
                  (Albert E. Suter)

                    /S/ RONALD TOWNSEND                                  Director                         April 22, 1998
--------------------------------------------------------
                  (Ronald Townsend)

                     /S/ JACKIE M. WARD                                  Director                         April 22, 1998
--------------------------------------------------------------
                  (Jackie M. Ward)

                    /S/ JOHN A. WILLIAMS                                 Director                         April 22, 1998
------------------------------------------------------------
                  (John A Williams)

                     /S/ VIRGIL R. WILLIAMS                              Director                         April 22, 1998
--------------------------------------------------------
                (Virgil R. Williams)


By: _________________________________
                  Attorney-in-Fact


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